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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 24, 2003



                              DAVE & BUSTER'S INC.
             (Exact name of registrant as specified in its charter)


     MISSOURI                  0000943823                   43-1532756
     (State of              (Commission File              (IRS Employer
  incorporation)                Number)               Identification Number)


                                2481 MANANA DRIVE
                                 DALLAS TX 75220
                    (Address of principal executive offices)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    214 357-9588



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ITEM 5. OTHER EVENTS.

In a press release dated March 24, 2003, a copy of which is attached as Exhibit
99.1 to this report and is incorporated into this Item 5 by reference, the Board of Directors of Dave & Buster's, Inc. (the "Company") announced the setting of a record date and meeting date for its Annual Meeting of Shareholders.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.  The following are filed as Exhibits to this Report.

         99.1     Dave & Buster's, Inc. Press Release dated March 24, 2003.



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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DAVE & BUSTER'S, INC.



Date: March 24, 2003                     By: /s/ W. C. Hammett, Jr.
                                            ------------------------------------
                                             W.C. Hammett, Jr.,
                                             Chief Financial Officer


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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER       DESCRIPTION
-------      -----------
 99.1        Dave & Buster's, Inc. Press Release dated March 24, 2003.